                                                                     EXHIBIT 3.7



                            ARTICLES OF INCORPORATION

                                       OF

                                ITCO CORPORATION


        WE, THE UNDERSIGNED NATURAL PERSONS OF THE AGE OF EIGHTEEN YEARS OR MORE, DO HEREBY ASSOCIATE OURSELVES INTO A BUSINESS CORPORATION UNDER THE LAWS OF THE STATE OF NORTH CAROLINA, AS CONTAINED IN CHAPTER 55 OF THE GENERAL STATUTES OF NORTH CAROLINA, ENTITLED "BUSINESS CORPORATION ACT", AND THE SEVERAL AMENDMENTS THERETO, AND TO THAT END DO HEREBY SET FORTH:

         1. THE NAME OF THE CORPORATION IS ITCO CORPORATION.

         2. THE PERIOD OF DURATION OF THE CORPORATION SHALL BE PERPETUAL.

         3. THE PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED ARE:

                       A. TO CONDUCT AND OPERATE A BUSINESS FOR THE DISTRIBUTION AND SALE, AT WHOLESALE OR RETAIL, OF TIRES, BATTERIES, TREAD RUBBER, ACCESSORIES AND OTHER RELATED PRODUCTS PERTAINING TO THE TIRE INDUSTRY.

                       B. TO DO ALL SUCH THINGS AS MAY BE NECESSARY OR INCIDENTAL TO CONDUCTING AND OPERATING A BUSINESS FOR THE DISTRIBUTION AND SALE, AT WHOLESALE OR RETAIL, OF TIRES, BATTERIES, TREAD RUBBER, ACCESSORIES AND OTHER RELATED PRODUCTS PERTAINING TO THE TIRE INDUSTRY.

                       C. TO ENGAGE IN ANY OTHER LAWFUL ACTIVITY INCLUDING, BUT NOT LIMITED TO, CONSTRUCTING, MANUFACTURING, RAISING, OR OTHERWISE CARING FOR ANY TYPE OF STRUCTURE, COMMODITY, OR LIVESTOCK WHATSOEVER; PROCESSING, SELLING, BROKERING, FACTORING OR DISTRIBUTING ANY TYPE OF PROPERTY, WHETHER REAL OR PERSONAL; EXTRACTING AND PROCESSING NATURAL RESOURCES; TRANSPORTING FREIGHT OR PASSENGERS BY LAND, SEA, OR AIR; COLLECTING AND DISSEMINATING INFORMATION OR ADVERTISEMENT THROUGH ANY MEDIUM WHATSOEVER; PERFORMING PERSONAL SERVICES OF ANY NATURE; AND ENTERING INTO OR SERVING IN ANY TYPE OF MANAGEMENT, INVESTIGATIVE, ADVISORY, PROMOTIONAL,
                                    FIDUCIARY OR REPRESENTATIVE CAPACITY OR
                                    RELATIONSHIP FOR ANY PERSONS OR CORPORATIONS
                                    WHATSOEVER.

         4. THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS NINE THOUSAND (9,000) SHARES, DIVIDED INTO THREE CLASSES. THE DESIGNATION OF EACH CLASS, NUMBER OF SHARES OF EACH CLASS, SERIES, IF ANY, WITHIN EACH CLASS, AND THE PAR VALUE, IF ANY, OF THE SHARES OF EACH CLASS, OR A STATEMENT THAT THE SHARES OF ANY CLASS ARE WITHOUT PAR VALUE, IS AS FOLLOWS:

        CLASS                                NUMBER OF SHARES                            PAR VALUE
        -----                                ----------------                            ---------
     A    COMMON                                   3,000                                  $100.00
     B    COMMON                                   3,000                                  $100.00
     PREFERRED                                     3,000                                  $100.00

THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS WITH RESPECT TO

THE SHARES OF EACH CLASS ARE AS FOLLOWS:

                   A. THE CLASS A COMMON STOCK SHALL HAVE THE EXCLUSIVE RIGHT TO VOTE IN ALL MEETINGS OF THE SHAREHOLDERS.

                   B. THE CLASS B COMMON STOCK SHALL HAVE NO RIGHT TO VOTE AT MEETINGS OF THE SHAREHOLDERS EXCEPT AS SPECIFICALLY PROVIDED BY STATUTE. IN ALL OTHER RESPECTS IT SHALL HAVE THE SAME RIGHTS, PREFERENCES, AND LIMITATIONS AS THE CLASS A COMMON STOCK.

                   C. THE PREFERRED STOCK SHALL BE ENTITLED TO RECEIVE AND THE CORPORATION SHALL BE BOUND TO PAY, OUT OF THE NET EARNINGS AND ACCUMULATED PROFITS OF THE CORPORATION, DIVIDENDS PAYABLE ANNUALLY AT THE RATE OF SIX PERCENT (6%) PER ANNUM ON THE PAR VALUE THEREOF.

                   D. DIVIDENDS ON THE PREFERRED STOCK SHALL BE CUMULATIVE AND SHALL BE PAID WITHOUT INTEREST BEFORE ANY DIVIDENDS ARE DECLARED OR PAID ON THE COMMON STOCK, BUT THE PREFERRED STOCK SHALL NOT FURTHER SHARE IN THE EARNINGS OF THE CORPORATION.

                   E. UPON A DISSOLUTION OF THE CORPORATION, THE PREFERRED STOCK SHALL BE REPAID ITS PAR VALUE, TOGETHER WITH ALL ACCUMULATED AND UNPAID DIVIDENDS, BEFORE ANY AMOUNT IS PAID ON THE COMMON STOCK, BUT AFTER SUCH PAYMENT, THE PREFERRED STOCK SHALL NOT FURTHER SHARE IN THE ASSETS OF THE CORPORATION.

                   F. THE PREFERRED STOCK SHALL HAVE NO VOTES IN ANY MEETINGS OF THE STOCKHOLDERS OF THE CORPORATION.

                   G. ALL PREFERRED STOCK, WHENEVER ISSUED, SHALL WITH RELATION TO ALL OTHER PREFERRED STOCK, HAVE AN EQUAL, PROPORTIONAL, AND COORDINATE LIEN UPON THE ASSETS OF THE CORPORATION.

         5. THE MINIMUM AMOUNT OF CONSIDERATION FOR ITS SHARES TO BE RECEIVED BY THE CORPORATION BEFORE IT SHALL COMMENCE BUSINESS IS THREE-HUNDRED AND No/100 DOLLARS ($300.00).

         6. THE MAILING ADDRESS FOR THE INITIAL REGISTERED OFFICE OF THE CORPORATION IS P.O. BOX 641, WILSON, WILSON COUNTY, NORTH CAROLINA, AND THE STREET ADDRESS OF THE INITIAL REGISTERED OFFICE

OF THE CORPORATION IS CARGILL AVENUE, WILSON, WILSON COUNTY, NORTH CAROLINA, AND THE NAME OF THE INITIAL REGISTERED AGENT AT SUCH ADDRESS IS JOHN C. BOLT, JR.

         7. THE NUMBER OF DIRECTORS OF THE CORPORATION MAY BE FIXED BY THE BY-LAWS, BUT SHALL NOT BE LESS THAN THREE. THE NUMBER OF DIRECTORS CONSTITUTING THE INITIAL BOARD OF DIRECTORS SHALL BE THREE, AND THE NAMES AND ADDRESSES OF THE PERSONS WHO ARE TO SERVE AS DIRECTORS UNTIL THE FIRST MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED ARE:

          NAMES                                          ADDRESSES
     JOHN C. BOLT, JR.                             1109 LAKESIDE DRIVE, WILSON,
                                                         NORTH CAROLINA
     LEONARD TURNAGE                               ROUTE 5, BOX 106, WILSON,
                                                         NORTH CAROLINA
     CLAUDIUS TURNAGE                              2514 McNAIR STREET, WILSON,
                                                         NORTH CAROLINA

         8. THE NAMES AND ADDRESSES OF ALL THE INCORPORATORS ARE:

          NAMES                                          ADDRESSES
     JOHN C. BOLT, JR.                             1109 LAKESIDE DRIVE, WILSON,
                                                         NORTH CAROLINA
     LEONARD TURNAGE                               ROUTE 5, BOX 106, WILSON,
                                                         NORTH CAROLINA
     CLAUDIUS TURNAGE                              2514 McNAIR STREET, WILSON,
                                                         NORTH CAROLINA

         IN TESTIMONY WHEREOF, WE HAVE HEREUNTO SET OUR HANDS THIS THE 14th DAY OF SEPTEMBER, 1972.

                                                 /s/  JOHN C. BOLT, JR.
                                                 ------------------------------
                                                 JOHN C. BOLT, JR.


                                                 /s/  LEONARD TURNAGE
                                                 ------------------------------
                                                 LEONARD TURNAGE


                                                 /s/ CLAUDIUS TURNAGE
                                                 ------------------------------
                                                 CLAUDIUS TURNAGE

STATE OF NORTH CAROLINA

COUNTY OF WILSON


        THIS IS TO CERTIFY THAT ON THE 14th DAY OF SEPTEMBER, 1972, BEFORE ME, A NOTARY PUBLIC, PERSONALLY APPEARED JOHN C. BOLT, JR., LEONARD TURNAGE, AND CLADIUS TURNAGE, WHO I AM SATISFIED ARE THE PERSONS NAMED IN AND WHO EXECUTED THE FOREGOING ARTICLES OF INCORPORATION, AND I HAVING FIRST MADE KNOWN TO THEM THE CONTENTS THEREOF, THEY DID ACKNOWLEDGE THAT THEY SIGNED AND DELIVERED THE SAME AS THEIR VOLUNTARY ACT AND DEED FOR THE USES AND PURPOSES THEREIN EXPRESSED.

        IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL, THIS THE 14th DAY OF SEPTEMBER, 1972.



                                                 /s/  [illegible signature]
                                            -----------------------------------
                                                      NOTARY PUBLIC

MY COMM. EXPIRES:


    11/29/76
------------------------

        FILED
  MAY 2 1:04 PM '73
      THAD EURE
  SECRETARY OF STATE
    NORTH CAROLINA

                              ARTICLES OF MERGER OF

                            FLEET TIRE SERVICE, INC.

                                      INTO

                                ITCO CORPORATION


         Fleet Tire Service, Inc., a North Carolina Corporation, and ITCO Corporation, a North Carolina Corporation, do hereby execute these Articles of Merger for the purpose of merging Fleet Tire Service, Inc., into ITCO Corporation, and to that end do hereby set forth:

         1. The plan of merger, which has been approved by the Board of Directors of each of the undersigned corporations as provided by law, is as follows:

                   PLAN OF MERGER OF FLEET TIRE SERVICE, INC.

                                      INTO

                                ITCO CORPORATION


         1. MERGER. Fleet Tire Service, Inc., a North Carolina Corporation, proposes to merge into ITCO Corporation, a North Carolina Corporation. ITCO Corporation shall be the surviving corporation.

         2. NAME. The name of the surviving corporation shall be ITCO
Corporation.

         3. TERMS OF MERGER. The terms and conditions of the merger are as follows:


         A. Fleet Tire Service, Inc., shall be merged into ITCO Corporation in accordance with the statutory procedure set forth in North Carolina General Statutes, Sections 55-106, et. seq.

         B. ITCO Corporation shall be the surviving corporation, and the corporate identity, existence, purposes, powers, franchises, rights, and immunities of ITCO Corporation shall continue unaffected and unimpaired by the merger.

         C. The merger shall be effective as of the time duly executed Articles of Merger are filed with the Secretary of State of North Carolina.

         D. As of the effective date of the merger, the separate existence of Fleet Tire Service, Inc., shall cease, and Fleet Tire Service, Inc., and ITCO Corporation shall become a single corporation, which said single corporation shall be ITCO Corporation.

         E. ITCO Corporation shall, as of the effective date of the merger, possess all the rights, privileges, immunities, and franchises, as well of a public as of a private nature, of each of the merging corporations; and all property, real, personal and mixed, and all debts due on whatever account, and all other choses in action, and all and every other interest, of or belonging to or due to each of the merging corporations shall be taken and deemed to be transferred to and vested in ITCO Corporation without further act or deed; and the title to any real estate or any interest therein, vested in any of the parties of this plan of merger shall not revest or be in any way impaired by reason of such merger.

         F. As of the effective date of the merger, ITCO Corporation shall thenceforth be liable for all the liabilities, obligations, and penalties of each of the merging corporations, and any claim existing or action or proceeding, civil or criminal, pending by or against any of said corporations may be prosecuted as if such merger had not taken place, or ITCO Corporation may be substituted in its place. Any judgment rendered against any of the merging corporation may be enforced against ITCO Corporation. Neither the rights of creditors nor any liens upon the property of any of the merging corporations shall be impaired by the merger.

         4. BASIS OF EXCHANGE. The manner and basis of converting the shares of each of the merging corporations into shares or other securities or other obligations of ITCO Corporation shall be as follows:

         A. As of the effective date of the merger, each common share of Fleet Tire Service, Inc., held by ITCO Corporation shall cease to exist and shall be deemed cancelled, retired, and eliminated, and no shares of common stock of ITCO Corporation shall be issued in respect thereof.

         B. As of the effective date of the merger, each share of stock of Fleet Tire Service, Inc., outstanding in the hands of the public (being all of the shares of Fleet Tire Service, Inc., other than shares thereof held by ITCO Corporation), ipso facto, and without any action on the part of the holder thereof, shall automatically become and be converted into common stock of ITCO Corporation at the rate of One Class A common share of ITCO Corporation for each two hundred and fifty shares of common stock of Fleet Tire Service, Inc. The holders of the shares of Fleet Tire Service, Inc., as defined in this subparagraph after the effective date of the merger, shall surrender the certificates representing said shares to ITCO Corporation, and such holder shall thereupon be entitled to receive in exchange a certificate representing the number of shares of common Stock of ITCO Corporation into which the shares of stock represented by the certificate or certificates so surrendered shall have been converted.

         5. CHANGES IN CHARTER. A statement of any changes in the charter of ITCO Corporation to be effected by said merger is as follows: None.

         6. DISSENTING SHAREHOLDERS. Any shareholder not voting in person or by proxy in favor of this plan of merger is entitled, upon compliance with North Carolina General Statutes, Section 55-113, including the twenty-day notice requirement, to be paid the fair value of their shares as provided in said section.

         2. As to each of the undersigned corporations, the number of shares outstanding, and the designation and number of outstanding shares of each class entitled to vote as a class on such plan, were as follows:

                                                               NUMBER OF                            ENTITLED TO VOTE
                 NAME OF CORPORATION                       SHARES OUTSTANDING                          AS A CLASS
                 -------------------                       ------------------         -------------------------------------------
                                                                                       Designation of Class      Number of Shares
                 Fleet Tire Service, Inc.                          1000                     Common                    1000

                 ITCO Corporation                                  1352                     Class A Common             852
                                                                                            Class B Common             500



         3. As to each of the undersigned corporations, the total number of shares voted for and against such plan, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such plan, respectively, were as follows:


                                                                                          ENTITLED TO VOTE AS A CLASS
                                                                           ---------------------------------------------------
NAME OF CORPORATION            TOTAL VOTED FOR       TOTAL VOTED AGAINST    CLASS                  VOTED FOR      VOTED AGAINST
-------------------            ---------------       -------------------    ---------------------------------------------------
Fleet Tire Service, Inc.            1000                     0              Common                    1000              0

ITCO Corporation                    1352                     0              Class A Common            852               0
                                                                            Class B Common            500               0

                  IN WITNESS WHEREOF, The President and Secretary of each of the above named corporations have executed these Articles of Merger, this the 1st day of May, 1973.


ATTEST:                                     FLEET TIRE SERVICE, INC.



/s/  LEONARD TURNAGE                        BY: /s/  JOHN C. BOLT, JR.
------------------------                       --------------------------------
    Secretary                                   President


ATTEST:                                     ITCO CORPORATION



/s/  JAMES L. MATTHEWS                      BY: /s/  JOHN C. BOLT, JR.
------------------------                       --------------------------------
    Secretary                                   President




NORTH CAROLINA
ROWAN COUNTY                                    Verification by Officers of
                                                       a corporation




                           John C. Bolt, Jr. AND Leonard Turnage being the
President and Secretary, respectively, of Fleet Tire Service, Inc., each being duly sworn, deposes and says that the facts stated in the foregoing "Articles of Merger" are true and correct.



                                            /s/  JOHN C. BOLT, JR.
                                            -----------------------------------
                                            President


                                            /s/  LEONARD TURNAGE
                                            -----------------------------------
                                            Secretary




Sworn to and subscribed before me this 1st day of May, A. D. 1973.


                                            /s/  ANN K. PROCTOR
                                            -----------------------------------
                                            Notary Public

My Comm. Expires:

8-29-77
------------------------

NORTH CAROLINA
ROWAN COUNTY                                  Verification by Officers of
                                                     a corporation


         John C. Bolt, Jr. AND James L. Matthews being the President and Secretary, respectively, of ITCO Corporation, each being duly sworn, deposes and says that the facts stated in the foregoing "Articles of Merger"" are true and correct.



                                            /s/  JOHN C. BOLT, JR.
                                            -----------------------------------
                                            President


                                            /s/  JAMES L. MATTHEWS
                                            -----------------------------------
                                            Secretary




Sworn to and subscribed before me this 1st day of May, A. D. 1973.


                                            /s/  ANN K. PROCTOR
                                            -----------------------------------
                                            Notary Public

My Comm. Expires:

     8-29-77
------------------------

        FILED
  OCT 28 9:14 AM '75
      THAD EURE
  SECRETARY OF STATE
    NORTH CAROLINA

                              ARTICLES OF AMENDMENT

                                TO THE CHARTER OF

                                ITCO CORPORATION


         The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55-103 the General Statutes of North Carolina, hereby executes the following Articles of Amendment:

         1. Name of Corporation: ITCO Corporation.

         2. At a regularly convened meeting of the shareholders of the corporation held on the 17th day of October, A.D. 1975, the following amendment to the charter of the corporation was adopted by vote of the shareholders:

         BE IT RESOLVED that Paragraph 4, in its entirety, of the Articles of Incorporation of ITCO Corporation is hereby deleted, and in lieu thereof, the following is hereby substituted:

         4. The aggregate number of shares which the corporation shall have authority to issue is one million (1,000,000) shares of common stock. Said shares of the common stock shall be without par value.

         BE IT FURTHER RESOLVED that new stock certificates for shares of the corporation shall be issued on the basis of 442.478 shares for each one share of the $100.00 par value stock surrendered, whether the same shall be Class A Common shares, or Class B Common shares, and that the shareholder be notified and directed to surrender the share certificates which are presently issued and outstanding in exchange for new certificates to be issued.

         3. The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 1356, and the number of shares entitled to vote thereon was 1356. The designation of each class entitled to vote as a class on the adoption of said amendment or amendments, and the number of shares of each class was as follows:

     CLASS                                    NUMBER OF SHARES
     -----                                    ----------------
Class A Common                                        856
Class B Common                                        500

         4. The number of shares voted for amendment was 1356; and the number of shares voted against the amendment or amendments was -0-. Voting within each class entitled to vote as a class was as follows:

                                                           NUMBER OF SHARES VOTED
CLASS                                                FOR                         AGAINST
-----                                                ---                         -------
Class A Common                                       856                            0
Class B Common                                       500                            0

         5. Any exchange, reclassification or cancellation of issued shares will be effected in the following manner: See paragraph 2. above.

         6. Any change in the stated capital of the corporation will be effected in the following manner: None.

         7. The amendment herein effected does not give rise to dissenter's right to payment: All shareholders of the corporation were present at the meeting of shareholders and voted in favor of the proposals.

         IN TESTIMONY WHEREOF, THIS statement is signed by the President and Secretary this 27th day of October, A.D. 1975.


                                            /s/  JOHN C. BOLT, JR.
                                            -----------------------------------
                                            President

                                            /s/  JAMES L. MATTHEWS
                                            -----------------------------------
                                            Secretary


STATE OF NORTH CAROLINA

COUNTY OF WILSON

         This is to certify that on this the 27th day of October, A.D. 1975, personally appeared before me JOHN C. BOLT, JR., and JAMES L. MATTHEWS, each of whom, being by me first duly sworn, deposes and says that the foregoing "Articles of Amendment" in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.


                                            /s/  ANN PROCTOR
                                            -----------------------------------
                                            Notary Public

My Comm. Expires:  5-7-78

        FILED
  DEC 9 3:39 PM '80
      THAD EURE
  SECRETARY OF STATE
    NORTH CAROLINA

                              ARTICLES OF AMENDMENT

                                       AND

                              REDUCTION OF CAPITAL


         The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter and effecting a reduction of capital.

         1. The name of the corporation is ITCO Corporation.

         2. The following amendment to the charter of the corporation was adopted by its shareholders on the 1st day of December, 1980, in the manner prescribed by law:

         Paragraph 4 of the Articles of Incorporation (as previously amended) is hereby deleted, and in lieu thereof, the following is hereby substituted:


                  4. The aggregate number of shares which the corporation shall have authority to issue is one million (1,000,000) shares of common stock. Said shares of common stock shall have a par value of ten cents ($0.10) each.


         3. The number of shares of the corporation outstanding at the time of such adoption was 600,000; and the number of shares entitled to vote thereon was 600,000.

         4. The number of shares voted for such amendment was 600,000; and the number of shares voted against such amendment was - 0 -.

         5. The purpose of this amendment is to assign a par value to the corporation's capital stock and to reduce the stated capital of the corporation.

         6. The number of issued shares and the amount of stated capital represented thereby, before and after reduction, is as follows:


                      Before Reduction                                                    After Reduction
                          Number of                  Stated                    Number of                     Stated
     Class                 Shares                    Capital                    Shares                       Capital
     -----                 ------                    -------                    ------                       -------
    Common                 600,000                 $135,600.00                  600,000                    $ 60,000.00

         7. The total amount by which the stated capital of the corporation is being reduced by virtue of this amendment is $75,600.00.

         8. All shareholders will be notified and directed to surrender the share certificates which are presently outstanding in exchange for new certificates to be issued. New certificates shall be issued on the basis of one share of ten cent par value stock for each one share of no par value stock surrendered.

         9. The amendment herein does not give rise to dissenter's rights to payment: All shareholders of the corporation were present at the meeting of shareholders and voted in favor of the proposals.

         IN WITNESS WHEREOF, these articles are signed by the President and Secretary of the corporation this 1st day of December, 1980.


                                            ITCO CORPORATION



                                            By:  /s/  JAMES L. MATTHEWS
                                                -------------------------------
                                                President


                                            By:  /s/  JOHN C. BOLT, JR.
                                                 ------------------------------
                                                 Secretary


STATE OF NORTH CAROLINA

COUNTY OF WILSON

I, Goldie P. Shadding, a Notary Public, hereby certify that on this 1st day of December, 1980, personally appeared before me James L. Matthews and John C. Bolt, Jr. each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.


                                            /s/ GOLDIE P. SHADDING
                                            -----------------------------------
                                            Notary Public

        FILED
 JUN 30 12:41 PM  '81
      THAD EURE
  SECRETARY OF STATE
    NORTH CAROLINA

                     ARTICLES OF AMENDMENT TO THE CHARTER OF

                                ITCO CORPORATION


     The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter:

         1. The name of the corporation is ITCO Corporation.

         2. The following amendment to the charter of the corporation was adopted by its shareholders on the 23rd day of June, 1981, in the manner prescribed by law:

         Resolved, that the name of the corporation be and the same is hereby changed to Interstate Tire Company.

         3. The number of shares of the corporation outstanding at the time of such adoption was 600,000; and the number of shares entitled to vote thereon was 600,000 shares.

         4. The designation and number of outstanding shares of each class entitled to vote on such amendment as a class were as follows:

         Class Common                   Number of Shares 600,000

         5. The number of shares voted for such amendment was 600,000 and the number of shares voted against such amendment was 0.

         6. The amendment herein effected does not give right to dissenter's rights to payment for the reason that the only effect of such amendment is to change the name of the corporation.

         IN WITNESS WHEREOF, these articles are signed by the President and Secretary of the corporation this 23rd day of June, 1981.


                                            ITCO CORPORATION


                                            BY:  /s/  JAMES L. MATTHEWS
                                               --------------------------------
                                               President

                                            BY:  /s/  JOHN C. BOLT, JR.
                                               --------------------------------
                                               Secretary

STATE OF NORTH CAROLINA

COUNTY OF WILSON


         I, Goldie P. Shadding, a notary public, hereby certify that on this 23 day of June, 1981, personally appeared before me James L. Matthews and John C. Bolt, Jr., each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.



                                            /s/  GOLDIE P. SHADDING
                                            -----------------------------------
                                            Notary Public




My Comm. Expires:  Aug. 13, 1981

                               ARTICLES OF MERGER

                                       OF

                            METRO TIRE COMPANY, INC.

                                      INTO

                             INTERSTATE TIRE COMPANY


         The undersigned corporations hereby executes these Articles of Merger for the purpose of merging the wholly-owned subsidiary corporation into its parent corporation:


         I. The following Plan of Merger as duly approved by the board of directors of each of the undersigned corporations in the manner prescribed by law:

                                 PLAN OF MERGER


A.       CORPORATIONS PARTICIPATING IN MERGER.

         The following corporations (the "Merging Corporations") propose to merge:

                            METRO TIRE COMPANY, INC.
                             INTERSTATE TIRE COMPANY

B.       NAME OF SURVIVING CORPORATION.

         INTERSTATE TIRE COMPANY will be the surviving corporation (the "Surviving Corporation").

         After the merger, the Surviving Corporation will have the name "INTERSTATE TIRE COMPANY".

C.       MERGER.

         Pursuant to the terms and conditions of this Plan, the Merging Corporations will merge into the Surviving Corporation. Upon the merger's becoming effective, the corporate existence of the Merging Corporations will cease, and the corporate existence of the Surviving Corporation will continue. The time when the merger becomes effective is October 1, 1985 and is hereinafter referred to as the "Effective Date".

D.       CONVERSION AND EXCHANGE OF SHARES.

         On the Effective Date, the outstanding shares of the Merging Corporations will be converted and exchanged as follows:



         Surviving Corporation. The outstanding shares of the Surviving Corporation will not be converted or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

E.       ABANDONMENT.

         After the approval of this Plan by the shareholders of each Merging Corporation, and at any time prior to the merger's becoming effective, the directors of the Surviving Corporation may, in their discretion, abandon the merger.

         II. On October 1, 1985, at the time of the approval of the foregoing Plan of Merger by the board of directors of each of the undersigned corporations the surviving corporation was the owner of all the outstanding shares of the other corporation; and the foregoing Plan of Merger does not provide for any changes in the charter of, or the issuance of any shares by, the surviving corporation.


         IN WITNESS WHEREOF, these articles are signed by the Vice President and Asst. Secretary of each corporation as of the 1st day of October, 1985.


                                            METRO TIRE COMPANY, INC.

                                            BY:  /s/  LEONARD TURNAGE
                                                 ------------------------------
                                                 Vice President

                                            BY:  /s/  WILLIAM E. BERRY
                                                 ------------------------------
                                                 Asst. Secretary


                                            INTERSTATE TIRE COMPANY

                                            BY:  /s/  LEONARD TURNAGE
                                                 ------------------------------
                                                 Vice President

                                            BY:  /s/  WILLIAM E. BERRY
                                                 ------------------------------
                                                 Asst. Secretary

NORTH CAROLINA

WILSON COUNTY


         I, Goldie P. Shadding, a Notary Public, hereby certified that on this 3 day of Nov., 1988, personally appeared before me Leonard Turnage and William E. Berry, each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated as an officer of Interstate Tire Company that he was authorized so to sign, and that the statements therein contained are true.


                                            /s/  GOLDIE P. SHADDING
                                            -----------------------------------
                                            Notary Public

My Commission Expires:

Sept. 17, 1991
------------------------

NORTH CAROLINA

WILSON COUNTY


                  I, Goldie P. Shadding, a Notary Public, hereby certified that on this 3 day of November, 1988, personally appeared before me Leonard Turnage and William E. Berry, each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated as an officer of Metro Tire Company, Inc. that he was authorized so to sign, and that the statements therein contained are true.


                                            /s/  GOLDIE P. SHADDING
                                            -----------------------------------
                                            Notary Public



My Commission Expires:

Sept. 17, 1991
------------------------

                                                         DOCUMENT #510048
                                                      DATE 7/23/91  TIME 00:
                                                              FILED
                                                        RUFUS L. EDMISTEN
                                                        SECRETARY OF STATE
                                                          NORTH CAROLINA



                            ARTICLES OF AMENDMENT OF

                             INTERSTATE TIRE COMPANY

         The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter:

         l. The name of the corporation is Interstate Tire Company.

         2. The following amendment to the charter of the corporation was adopted by its shareholders on the 13th day of June, 1991, in the manner prescribed by law:

         The name of said corporation is hereby changed to ITCO Tire Company.

         3. The number of shares of the corporation outstanding at the time of such adoption was 600,000; and the number of shares entitled to vote thereon was 600,000.

         4. The number of shares voted for such amendment was 600,000; and the number of shares voted against such amendment was zero.

         5. Any exchange, reclassification or cancellation of issued shares will be effected in the following manner:

                  None .

         6. Any change in the stated capital of the corporation will be effected in the following manner:

                  None .

         7. The amendment herein effected does not give rise to dissenter's rights to payment for the reason that the only effect of such amendment is to change the name of said corporation.

         IN WITNESS WHEREOF, these articles are signed by the President and Secretary of the corporation this 13th day of June, 1991.


                                            INTERSTATE TIRE COMPANY


                                            BY:  /s/  ARMISTEAD BURWELL
                                                 ------------------------------
                                                 President, Armistead Burwell

                                            BY:  /s/  WILLIAM E. BERRY
                                                 ------------------------------
                                                 Secretary, William E. Berry

NORTH CAROLINA

WILSON COUNTY


         I, Goldie P. Shadding, a notary public, hereby certify that on this 14th day of June, 1991, personally appeared before me Armistead Burwell and William E. Berry, each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.



                                            /s/  GOLDIE P. SHADDING
                                            -----------------------------------
                                            Notary Public




My Commission Expires:

Sept. 14, 1991
------------------------

                                                             0-0075180
                                                               FILED
                                                              9:00 AM
                                                        EFFECTIVE SEP 30 1993
                                                          RUFUS L. EDMISTEN
                                                          SECRETARY OF STATE
                                                            NORTH CAROLINA

                            ARTICLES OF AMENDMENT OF

                                ITCO TIRE COMPANY

         The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter:

         l. The name of the corporation is ITCO Tire Company.

         2. The following amendment to the charter of the corporation was adopted by its shareholders on the 5th day of October, 1992, in the manner prescribed by law:

         The name of said corporation is hereby changed to ITCO Holding Company, Inc.

         3. The number of shares of the corporation outstanding at the time of such adoption was 600,000; and the number of shares entitled to vote thereon was 600,000.

         4. The number of shares voted for such amendment was 600,000; and the number of shares voted against such amendment was zero.

         5. Any exchange, reclassification or cancellation of issued shares will be effected in the following manner:

                  None.

         6. Any change in the stated capital of the corporation will be effected in the following manner:

          None.

         7. The amendment herein effected does not give rise to dissenter's rights to payment for the reason that the only effect of such amendment is to change the name of said corporation.

         IN WITNESS WHEREOF, these articles are signed by the President and Secretary of the corporation this 5th day of October, 1992.


                                            ITCO TIRE COMPANY


                                            BY:  /s/  ARMISTEAD BURWELL
                                                 ------------------------------
                                                 President


                                            BY:  /s/  WILLIAM E. BERRY
                                                 ------------------------------
                                                 Secretary

NORTH CAROLINA

WILSON COUNTY

         I, Kathy Tant Webb, a notary public, hereby certify that on this 5th day of October, 1992, personally appeared before me Armistead Burwell and William E Berry, each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.


                                            /s/  KATHY TANT WEBB
                                            -----------------------------------
                                            Notary Public




My Commission Expires:

     6-5-94
------------------------

                                                              0-0075180
                                                                FILED
                                                               1:54 PM
                                                        EFFECTIVE NOV 30 1995
                                                           RUFUS L. EDMISTEN
                                                          SECRETARY OF STATE
                                                            NORTH CAROLINA


                               ARTICLES OF MERGER
                                       OF
                ITCO ACQUISITION COMPANY OF NORTH CAROLINA, INC.,
                          a North Carolina Corporation,

                                      INTO

                           ITCO HOLDING COMPANY, INC.,
                          a North Carolina Corporation


         ITCO Holding Company, Inc., a corporation organized under the laws of the State of North Carolina (the "Surviving Corporation"), hereby submits these Articles of Merger for the purpose of merging ITCO Acquisition Company of North Carolina, Inc., a corporation organized under the laws of the State of North Carolina (the "Merging Corporation"), into the Surviving Corporation.


         1. With respect to each corporation that is a party to the merger:

                  (a) The Plan of Merger affected hereto and made a part hereof as Exhibit A was duly approved on and as of November 30, 1995 by the sole shareholder of the Merging Corporation, as required by the North Carolina Business Corporation Act.

                  (b) The Plan of Merger attached hereto and made a part hereof as Exhibit A was duly approved on and as of November 30, 1995 by the shareholders of the Surviving Corporation, as required by the North Carolina Business Corporation Act.

         2. These Articles of Merger shall become effective upon filing with the North Carolina Secretary of State.


Dated:  November 30, 1995.

                                            ITCO HOLDING COMPANY, INC.


                                            By:  /s/  ARMISTEAD BURWELL, JR.
                                                 ------------------------------
                                                 Name:  ARMISTEAD BURWELL, JR.
                                                        -----------------------
                                                 Title: PRESIDENT
                                                        -----------------------

                                 PLAN OF MERGER
                                       of
               ITCO ACQUISITION COMPANY OF NORTH CAROLINA, INC.
                          A North Carolina corporation
                                      into
                           ITCO HOLDING COMPANY, INC.
                          A North Carolina corporation


                                    ARTICLE I

         ITCO Acquisition Company of North Carolina, Inc., a North Carolina corporation, which is sometimes referred to herein as the "Merging Corporation," shall be merged into ITCO Holding Company, Inc., a North Carolina corporation, which shall be the surviving corporation and which is sometimes referred to herein as the "Surviving Corporation." Merging Corporation, ITCO Holding Company, Inc. and the shareholders of ITCO Holding Company, Inc. are parties to that certain Agreement and Plan of Merger dated as of November 16, 1995, as amended November 30, 1995 (the "Merger Agreement"), pursuant to which such parties have agreed to cause the merger (the "Merger") of the Merging Corporation into ITCO Holding Company, Inc., subject to certain terms and conditions set forth herein.

                                   ARTICLE II

         After the merger, the Surviving Corporation will have the name ITCO Holding Company, Inc.

                                   ARTICLE III

         The terms and conditions of the Merger are set forth in the Merger Agreement, and include, among other things, the following:

                  (a) The Articles of Incorporation of ITCO Acquisition Company of North Carolina, Inc. as of the effective time of the Merger shall be the Articles of Incorporation of the Surviving Corporation until changed as provided by law.

                  (b) The Bylaws of ITCO Acquisition Company of North Carolina, Inc. as of the effective time of the Merger shall be the Bylaws of the Surviving Corporation until altered, amended or repealed as provided therein.

                  (c) The Directors of ITCO Acquisition Company of North Carolina, Inc. as of the effective time of the Merger shall be the Directors of the Surviving Corporation until their successors are elected or appointed according to the Bylaws of the Surviving Corporation.

                  (d) The Officers of the ITCO Acquisition Company of North Carolina, Inc. as of the effective time of the Merger shall be the Officers of the Surviving Corporation until their successors are elected or appointed according to the Bylaws of the Surviving Corporation.

                  (e) Except insofar as the same may be continued by law or in order to carry out the purposes of this Plan of Merger, and except as continued in and merged into the Surviving Corporation, the separate existence of the Merging Corporation shall cease as of the effective time of the Merger and the Surviving Corporation shall have and possess all the rights, privileges, powers, amenities and franchises and all property of the Merging Corporation, and shall be responsible and liable for all debts, duties, contracts, liabilities and obligations of the Merging Corporation.

                                   ARTICLE IV

         Subject to the terms and conditions of the Merger Agreement, the manner and basis of converting the shares of the corporations participating in the Merger shall be as follows:

                  (a) The 321,185 shares of common stock, par value $.10, of ITCO Holding Company, Inc. outstanding as of the effective time of the Merger shall be cancelled and retired and converted into and become rights to receive cash consideration in the amount of $56.40 per share.

                  (b) The shares of common stock, par value $.01, of ITCO Acquisition Company of North Carolina, Inc. outstanding as of the effective time of the Merger shall be automatically converted into an aggregate of 1,000 shares of common stock, $.01 par value, of the Surviving Corporation on a pro rata basis.

                                    ARTICLE V

         The Merger shall be effective upon the filing of Articles of Merger with the Secretary of State of the State of North Carolina.

                                   ARTICLE VI

         As set forth in the Merger Agreement, the Plan of Merger may be terminated and the Merger contemplated herein may be abandoned at any time, but only prior to the effective time of the Merger, by mutual written consent of the Boards of Directors of the Merging Corporation and the Surviving Corporation.

                                       2